American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement
Income & Growth Fund
Supplement dated June 26, 2020 ■ Summary Prospectus and Prospectus dated November 1, 2019

The change below will be effective as of September 25, 2020.
Income & Growth Fund will be renamed Disciplined Core Value Fund. All references to Income & Growth are hereby replaced with Disciplined Core Value.

The change below will be effective as of July 1, 2020.
The fund’s benchmark will change to the Russell 1000® Value Index.

The following is added to the Average Annual Total Returns table on page 4 of the Income & Growth summary prospectus, page 4 of the Income & Growth prospectus:

	1 year	5 years	10 years
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	5.94%	11.17%

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CL-SPL-96337 2006